Exhibit 99.2

April 25, 2024 1 1Q 2024 Financial Results

Forward Looking Statements 2 Certain statements contained in this press release that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward - looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge - off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward - looking statements. Forward - looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10 - K, as updated by its Quarterly Reports on Form 10 - Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

x Loans grew $13 million. x Cash and Securities increased a net $119 million. x Customer deposits increased $81 million. x Brokered deposits and Borrowings increased a net $75 million. x Margin declines 9 bps to 3.06%. x Pretax, pre - provision income of $26.9 million. 3 Fortress Balance Sheet / Asset Quality x NPAs to total assets of 0.37%. x Net charge offs $8.8 million (0.36% annualized). x The reserve for loan losses represents a coverage ratio of 124 basis points. x Total Risk Based Capital of 12.3% and Tangible Common Equity (TCE) of 8.3%. Quarterly Net Income of $14.7 million and EPS of $0.16 Quarterly Dividend of $0.135 Per Share

Summary Income Statement

$m, except per share amts	Linked Quarter (LQ) 1Q24	4Q23	Δ	%Δ	Year over Year (YoY) 1Q23	Δ	%Δ
Net interest income	$ 81.6	$ 83.6	$ (2.0)	-2%	$ 86.0	$ (4.4)	-5%
Noninterest income	6.3	8.0	(1.7)	-21%	11.2	(4.9)	-44%
Security gains (losses)	-	-	-	-	1.7	(1.7)	-100%
Total Revenue	87.9	91.6	(3.7)	-4%	98.9	(11.0)	-11%
Noninterest expense	61.0	59.2	1.8	3%	58.4	2.6	4%
Merger expense	-	-	-	-	6.4	(6.4)	-100%
Pretax, Preprov. Net Rev.	26.9	32.4	(5.5)	-17%	34.1	(7.2)	-21%
Provision for credit losses	7.4	3.8	3.6	95%	27.1	(19.7)	-73%
Pretax income	19.5	28.6	(9.1)	-32%	7.0	12.5	179%
Provision for taxes	4.8	5.7	(0.9)	-16%	(2.7)	7.5	-278%
Net Income	$ 14.7	$ 22.9	$ (8.2)	-36%	$ 9.7	$ 5.0	52%
EPS	**$ 0.16**	**$ 0.26**	**$ (0.10)**	**-38%**	**$ 0.11**	**$ 0.05**	**45%**
Avg diluted shares (000s)	89,182	89,036	146	0%	86,838	2,344	3%
Return on Assets	0.51%	0.81%	-0.30%		0.35%	0.16%	
Return on Tangible Equity	6.26%	10.12%	-3.86%		3.43%	2.83%	
Net Interest Margin	3.06%	3.15%	-0.09%		3.36%	-0.30%	
Efficiency Ratio	69.44%	64.69%	4.75%		65.44%	4.00%	

- Net Income of $14.7 million or $0.16 per share.
- Funding costs continue to pressure the net interest margin resulting in a linked quarter decline of $2 million in net interest income.
- Noninterest income of $6.3 million is $1.7 million lower than Q4 driven by lower derivative and participation activity as well as other noninterest income (negative $358k mark to market of derivatives in 1Q'24 vs positive $447k in 4Q'23).
- Noninterest expense increased $1.8 million linked quarter due to the seasonality of payroll benefits and weather related occupancy costs.
- The provision for credit losses was $7.4 million for the quarter, an increase of $3.6 million from 4Q'23 driven by net charge offs and increased reserve coverage.
- Higher effective tax rate of 24.7% as tax credits associated with financing alternative energy projects expire.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP
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Margin – Yields and Costs LQ Δ Prior Quarter 1Q24 Yield Interest Avg Bal Yield Interest Avg Bal Yield Interest Avg Bal $ millions 0.02% $ 2.3 $ 124 6.01% $ 143.1 $ 9,521 6.03% $ 145.4 $ 9,645 Loans 0.06% 0.9 71 3.66% 9.4 1,029 3.72% 10.3 1,100 Investments & earning cash 0.01% $ 3.2 $ 195 5.78% $ 152.5 $ 10,550 5.79% $ 155.7 $ 10,745 Interest Earning Assets 0.17% $ 2.8 $ 96 3.12% $ 54.1 $ 6,867 3.29% $ 56.9 $ 6,963 Interest bearing deposits 0.15% 2.3 156 4.86% 14.7 1,186 5.01% 17.0 1,342 Borrowings 0.19% $ 5.1 $ 252 3.39% $ 68.8 $ 8,053 3.58% $ 73.9 $ 8,305 Interest Bearing Liabilities - 0.18% 2.39% 2.21% Net interest spread - 0.09% $ (1.9) 3.15% $ 83.7 3.06% $ 81.8 Net interest income, TEB / Margin 0.1 0.1 0.2 LESS: Tax Equivalent Basis (TEB) Adj. (2.0) $ 83.6 $ 81.6 $ Net Interest Income 5.00% 8.00% 4.86% 4.87% 5.15% 4.03% 3.58% 3.4 7% % 5.50% 8.50 5.47% 5.3 8% 5.44% 4.25% 3.8 5% 3.8 8% 5.50% 8.50% 5.43% 5.34% 5.44% 4.62% 4.21% 4.20% Fed Funds (upper) Prime 1M LIBOR SOFR Ameribor 2Y Treasury 5Y Treasury 10Y Treasury 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 5

Summary Balance Sheet

$m, except per share amts	Linked Quarter (LQ) 1Q24	4Q23	Δ	Year over Year (YoY) 1Q23	Δ	%Δ
Gross Loans, investment	$ 9,655	$ 9,642	$ 13	$ 9,247	$ 408	4%
Allowance for loan losses	(120)	(118)	(2)	(121)	1	-1%
Net Loans	9,535	9,524	11	9,126	409	4%
Securities	866	916	(50)	1,067	(201)	-19%
Cash & equivalents	302	133	169	486	(184)	-38%
Intangibles	264	265	(1)	271	(7)	-3%
Other assets & Loans, HFS	576	544	32	572	4	1%
Total Assets	$ 11,543	$ 11,382	$ 161	$ 11,522	$ 21	0%
Deposits	$ 8,719	$ 8,548	$ 171	$ 8,456	$ 263	3%
Borrowings	1,362	1,377	(15)	1,630	(268)	-16%
Reserve for unfunded loans	16	20	(4)	23	(7)	-30%
Other Liabilities	252	238	14	248	4	2%
Total Liabilities	10,349	10,183	166	10,357	(8)	0%
Stockholders' Equity	1,194	1,199	(5)	1,165	29	2%
Total Liabilities & Equity	$ 11,543	$ 11,382	$ 161	$ 11,522	$ 21	0%
TBV per share	$ 10.47	$ 10.50	$ (0.03)	$ 10.08	$ 0.39	4%
Actual shares outstanding (000)	88,895	88,895	-	88,665	230	0%
Tang. Equity / Tang. Assets	8.25%	8.39%	-0.14%	7.94%	0.31%	
Loans / Deposits	110.74%	112.80%	-2.06%	109.35%	1.39%	
ALLL / Gross Loans	1.24%	1.22%	0.02%	1.31%	-0.07%	

- Total assets increased $161 million driven by higher cash and equivalents.
- Securities declined $50 million, and Cash equivalents increased $169 million.
- Loans increased $13 million.
- The allowance for loan losses increased $2 million.
- ALLL coverage of 1.24%.
- Deposits increased $171 million.
- Borrowings decreased $15 million.
- Tangible Equity to Tangible Assets of 8.25%*.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented. *Reconciliation of Non-GAAP measures in Earnings Release.

BROOKLINE BANCORP
6

Loan and Deposit Composition 15% 14% 60% 11% Loans 19% 7% 20% 24% 19% 11% CRE C&I Equipment Consumer Deposits DDA NOW Savings MMkt CDs Brkd Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. %Δ Δ 1Q23 Δ 4Q23 1Q24 $ millions 3% $ 144 $ 5,611 $ (10) $ 5,765 $ 5,755 CRE 16% 141 901 13 1,029 1,042 Commercial S 10% 129 1,246 4 1,371 1,375 Equipment Finance OA N 0% (6) 1,489 6 1,477 1,483 Consumer L Total Loans $ 9,655 $ 9,642 $ 13 $ 9,247 $ 408 4% Demand deposits NOW Savings Money market CDs Brokered deposits Total Deposits $ 1,629 655 1,728 2,066 1,670 971 $ 1,678 $ (49) 662 (7) 1,669 59 2,083 (17) 1,575 95 881 90 $ 1,899 758 1,268 2,186 1,363 982 $ (270) - 14% (103) - 14% 460 36% (120) - 5% 307 23% (11) - 1% $ 8,719 $ 8,548 $ 171 $ 8,456 $ 263 3% Linked Quarter (LQ) Year over Year (YoY) DEPOSITS 7

Capital Strength 8 ▪ As of March 31, 2024, the Company maintained capital well above regulatory “well capitalized” requirements. Capital in Excess of "Well Capitalized" Brookline Board Policy Limits Regulatory BASEL III Requirements preliminary estimates* Excess Capital Excess Ratio Operating Targets Policy Minimums "Well Capitalized" Minimum Mar - 24 $ millions $ 364.3 3.7% ≥ 8.0% ≥ 7.5% ≥ 6.5% ≥ 4.5% 10.2% Tier 1 Common / RWA $ 227.6 2.3% ≥ 9.5% ≥ 9.0% ≥ 8.0% ≥ 6.0% 10.3% Tier 1 / RWA $ 228.8 2.3% ≥ 11.5% ≥ 11.0% ≥ 10.0% ≥ 8.0% 12.3% Total Risk Based Capital $ 450.6 4.0% ≥ 6.0% ≥ 5.5% ≥ 5.0% ≥ 5.0% 9.0% Leverage Ratio * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings.

Regular Dividends Per Share The Board of Directors announced a dividend of $0.135 per share payable May 24, 2024 to stockholders of record on May 10, 2024. $0.046 9 $0.096 $0.110 $0.210 $0.316 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.355 $0.360 $0.360 $0.395 $0.440 $0.460 $0.480 $0.520 $0.540 $0.135 $0.135 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24

QUESTIONS Paul A. Perrault, Chairman and Chief Executive Officer Carl M. Carlson, Co - President, Chief Financial and Strategy Officer Thank You. 10

APPENDIX RHODE ISLAND - PROVIDENCE BOSTON / EASTERN MASSACHUSETTS (15) WESTCHESTER / LOWER HUDSON VALLEY, NY (29) (22) Subsidiary of Eastern Funding 11

Non Performing Assets and Net Charge Offs Linked Quarter (LQ) 1Q24 4Q23 Δ Year over Year (YoY) 1Q23 Δ Non Performing Assets (NPAs), in millions Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 12 ▪ NPLs are down $ 2 . 9 million from the prior quarter . $ 9.9 $ 8.5 $ (1.2) $ 19.6 $ 18.4 CRE ▪ Net charge offs of $8.8 1.3 15.5 (2.1) 18.9 16.8 C&I million in the quarter 1.0 4.5 0.4 5.1 5.5 Consumer primarily in C&I, includin equipment finance. 12.2 28.5 (2.9) 43.6 Total Non Performing Loans (NPLs) 40.7 0.8 - - 0.8 Other real estate owned 0.8 0.5 0.5 0.1 0.9 Other repossessed assets 1.0 $ 13.5 $ 29.0 $ (2.8) $ 45.3 Total NPAs $ 42.5 0.11% 0.31% - 0.03% 0.45% NPLs / Total Loans 0.42% 0.12% 0.25% - 0.03% 0.40% NPAs / Total Assets 0.37% Net Charge Offs (NCOs), in millions $ 0.6 $ - $ (0.5) $ 1.1 $ 0.6 CRE loans 7.7 0.5 2.2 6.0 8.2 C&I loans - - - - - Consumer loans $ 8.3 $ 0.5 $ 1.7 $ 7.1 $ 8.8 Total Net Charge Offs 0.34% 0.02% 0.06% 0.30% 0.36% NCOs / Loans (annualized) g

Key Economic Variables - CECL Select Economic Variables from the Moody’s Baseline Forecasts ▪ The Company uses Moody’s forecasts as inputs into the models used to estimate credit losses under CECL. ▪ The March 2024 Baseline economic forecast was mixed from the December 2023 forecast: ▪ GDP – FAVORABLE ▪ Unemployment – slightly FAVORABLE ▪ CRE Price Index - UNFAVORABLE ▪ We have maintained our forecast weightings: ▪ 60% Moderate Recession; ▪ 40% Baseline; and ▪ 0% Stronger Near Term Growth. orecast om Prior F Change fr 1Q'24 CURRENT: '23 PRIOR: 4Q Baseline Scenario 2025 2024 '23 Actual 2025 2024 '23 Actual 2025 2024 2023 155 192 21 23,271 22,930 22,374 23,116 22,738 22,353 GDP - (0.1) - 4.1 3.9 3.6 4.1 4.0 3.6 Unemployment Rate 0.1 - - 4.3 5.2 5.0 4.2 5.2 5.0 Fed Fund Rate - (0.1) - 4.1 4.1 4.0 4.1 4.2 4.0 10 Treasury (24.8) (20.6) (19.8) 320.5 301.7 323.1 345.3 322.3 342.9 CRE Price Index 13 Stronger Near Term Growth (S1) Baseline Moderate Recession (S3) Weightings of Moody's Forecast for CECL Model 1Q 2024 60% 40% 0% 0% 40% 60% 4Q 2023 0% 40% 60% 3Q 2023 0% 40% 60% 2Q 2023 0% 40% 60% 1Q 2023

Major Loan Segments with Industry Breakdown

1Q24

Loans outstanding ($millions)



$4,787
$1,885
$1,500
$1,483

Investment CRE				50%
	Perm	Constr	Total	%
Apartment	$ 1,275	$ 138	$ 1,413	30%
Retail	823	10	833	17%
Office	733	29	762	16%
Industrial	622	18	640	13%
Mixed Use	441	32	473	10%
1-4 Family	5	24	29	1%
Hotel	193	6	199	4%
Land	-	40	40	1%
Other	357	41	398	8%
Total	$ 4,449	$ 338	$ 4,787	100%

Commercial		20%
	Total	%
Food & Lodging	$ 326	17%
Manufacturing	245	13%
Finance and Ins	205	11%
Wholesale Trade	107	6%
Professional	145	8%
RE Agents / Brokers	214	11%
Health Care / Social	179	9%
Construction	56	3%
Retail	160	8%
Arts, Entert., Rec	103	5%
Condo	43	2%
Trans./Warehousing	14	1%
Other Services	88	5%
Total	$ 1,885	100%

Equipment Finance			15%
		Total	%
Eastern Funding Core	Laundry	$ 627	42%
	Fitness/Macrolease	174	12%
	Grocery	58	4%
	Dry Cleaning	23	2%
	Restaurant	22	1%
	Car Wash	13	1%
	EF CRE	166	11%
	Other EF	56	4%
Specialty Vehicle	Tow Truck	159	11%
	Heavy Tow	64	4%
	FedEx	40	3%
	Trailer	18	1%
	Other Vehicle	80	5%
	Total	$ 1,500	100%

Consumer		15%
	Total	%
Residential	$ 1,067	72%
Home Equity	348	23%
Other Consumer	49	3%
Purchase Mtge	19	1%
Total	$ 1,483	100%

Owner Occupied CRE included in Commercial and Equipment Finance

Total Loans Outstanding **$ 9,655**

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP

14

CRE – Loan to Value (LTV) 40% 42% 44% 35% 42% 15% 33% 47% 53% 51% 47% 49% 60% 42% 57% 51% 42% 40% 9% 11% 7% 4% 16% 16% 11% 5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office Medical Hotel Restaurant Other Exposures by LTV Industrial 50% and lower Mixed Use 50 - 70 70 - 80 80+ Non Owner Occupied CRE and Multifamily Exposures at March 31, 2024. 40% 50% <0.5% 10% Overall 50.4% LTV 15

33% 42% 36% 22% 30% 22% 52% 55% 29% 13% 8% 14% 9% 16% 9% 23% 13% 8% 11% 7% 6% 13% 9% 0% 3% 5% 10% 16% 17% 26% 27% 22% 31% 11% 24% 19% 20% 11% 12% 20% 32% 0 2% 7% 17% 6% 6% 6% 18% 5% 9% 10% 2% 0% 0% 0% 2 0% 0% 2% - 20% 0% 20% 40% 60% 80% 100% Apartment Retail Office Industrial Mixed Use Medical Hotel Restaurant Other Non Owner Occupied CRE and Multifamily Exposures at March 31, 2024. Exposures by Year of Origination 2018 and Before 2019 2020 2021 2022 2023 2024 1 % CRE - Vintage 8% 16% 20% 9% 12% 34% 16

ICRE Maturities, excludes Construction ICRE Maturities by Size Next 24 Months Average Loan Size Number of Loans Outstanding Loan Size $16.6 17 $282.4 $10MM+ 6.6 16 106.3 $5MM - $10MM 2.1 97 203.6 $1MM - $5MM 0.4 185 64.9 Under $1MM $2.1 315 $657.2 Total 7% 8% 85% ICRE Maturities 1 - 12 Months 12 - 24 Months Remaining $90 $70 $45 $89 $107 $72 $93 $91 - 40 20 60 80 100 120 Millions ICRE Maturities Next 24 Months ICRE Maturities next 24 Months $152 $151 $128 $75 $60 $33 $27 $16 $12 $5 - 160 140 120 100 80 60 40 20 Millions 17 1Q24

Office Maturities, excludes Construction Office Maturities by Submarket Average Loan Size Number of Loans Total Outstanding Bank Submarket $5.7 16 $90.9 Brookline Bank 14.0 3 42.1 Boston 3.5 7 24.6 Inside 128 4.0 6 24.2 Other BBK 2.3 15 34.7 Bank Rhode Island 2.9 9 25.8 Providence/Cranston/Pawtucket 1.5 6 8.9 Other BARI 0.6 3 1.9 PCSB $3.8 34 $127.5 Total Office Maturities Next 24 Months $32 $17 $23 $20 $2 $21 $12 $1 - 35 30 25 20 15 10 5 Millions 18 Office Maturities Next 24 Months Average LTV Average Loan Average DSC Size Outstanding Asset Type 35% 2.08x $3.4 $104.5 Core 71% 0.89x 11.5 23.1 Criticized + Classified 42% 1.87x $3.8 $127.5 Total ▪ 17 % of the Bank’s Office portfolio is maturing before 3 / 31 / 2026 . ▪ Exposure is concentrated in Massachusetts, mostly outside of Boston’s central business district . ▪ Only two loans in the maturing population, totaling ~$23MM comprise the Bank’s criticized/classified assets. We actively work with borrowers and participants on refinancing, workouts, and note sales. ▪ Despite fundamental deterioration in the Office market, the portfolio has remained relatively healthy with some one - off issues. 1Q24

Multi - Family Maturities, excludes Construction 86% 8% 3% 3% Multi - Family Maturities Composition 10+ Apartments 1 - 9 Multi - Family Mixed Use 1 - 9 Condo $21 $21 $9 $37 $9 $20 $32 $36 - 40 35 30 25 20 15 10 5 Millions 19 Multi - Family Maturities Next 24 Months Multi - Family Maturities Next 24 Months Average LTV Average DSC Average Balance Total Outstanding Asset Type 33% 1.77x $1.8 $182.7 Core 34% - 0.68x 0.3 0.3 Criticized + Classified 33% 1.77x $1.8 $182.9 Total ▪ 13% of the Bank’s Multi - Family portfolio is maturing before 3/31/2026. ▪ Portfolio is primarily comprised of large Class B multi - family properties (10+ apartments), followed by small 1 - 9 family properties. ▪ Portfolio remains healthy and has minimal refinancing risk given strong rent growth over the past several years. 1Q24

ICRE Repricing, excludes Construction and Swapped/Floating Rate Loans ICRE Repricing Next 24 Months Average Loan Size Number of Loans Outstanding Loan Size $13.6 1 $13.6 $10MM+ 5.8 5 28.9 $5MM - $10MM 2.3 86 195.1 $1MM - $5MM 0.4 135 54.9 Under $1MM $1.3 227 $292.5 Total 3% 3% 93% ICRE Repricing 1 - 12 Months 12 - 24 Months Remaining ICRE $48 $36 $37 $26 $42 $20 $37 $48 - 60 50 40 30 20 10 Millions ICRE Repricing Next 24 Months $66 $47 $28 $27 $25 $14 $5 $4 $1 ICRE Repricing Next 24 Months $74 80 70 60 50 40 30 20 10 0 Millions 20 1Q24

Consumer Loans – LTV / FICO 21 700+ 87% 650 - 699 7% 600 - 649 2% 599 - N/A 3% 50% or less 32% 50% - 69% 38% 70% - 80% 26% 80%+ 4% 700+ 94% 50% or less 50% - 69% 31% 70% - 80% 32% 80%+ 3% Resid. 1 - 4 58% LTV 1% Resid. 1 - 4 FICO 650 - 699 3% Home Equity FICO Home Equity 34% 56% LTV 1Q24

Well Diversified Deposit Base – 74% of Deposits are Insured* Consumer Deposits 53% (77% insured) Commercial Deposits 43% (61% insured) Municipal Deposits 4% * Insured includes deposits which are collateralized. Excludes brokered deposits which are 100% FDIC insured and have laddered maturities. 26% of Non Brokered Deposits Uninsured 22 1Q24

Securities Portfolio ▪ Highly liquid, risk averse securities portfolio with prudent duration and minimal extension risk. The entire investment portfolio is classified as Available for Sale. ▪ The after tax, mark to market on the portfolio is included in Accumulated Other Comprehensive Income in Stockholders’ Equity. Total OCI represents a reduction in stockholders’ equity of 4.8%. UST 48% 23 Agency 22% Corp 2% MBS 23% CMO 3% Municipals 2% 1Q24 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. Duration Book Yield Unreal. G/L Fair Value Book Value Current Par $ in millions 3.0 2.77% $ (29) $ 412 $ 441 $ 445 U.S. Treasuries 3.9 2.61% (21) 194 215 211 Agency Debentures 1.5 4.15% (1) 18 19 20 Corp Bonds 4.8 3.30% (24) 201 225 237 Agency MBS 4.2 2.81% (1) 21 22 23 Agency CMO 2.9 4.73% - 20 20 21 Municipals 3.6 2.93% $ (76) $ 866 $ 942 $ 957 Total

Interest Rate Risk Floating (<3m) 38% Adj. 31% Fixed 31% 1Q24 Loan Originations, $438 million Total Loan Portfolio Mix – Duration 2.2 - 1.2% - 0.1% - 0.4% - 0.2% - 0.8% - 0.4% - 0.6% 0.6% 0.0% 1.5% Q4 - 24 2.2% Q1 - 25 2.8% Cumulative Net Interest Income Change by Quarter 03/31/2024 Flat Balance Sheet , simulations reflect a product weighted beta of 40% on total deposits. - 100bps Ramp Forward - Implied Rates +200bps Ramp Q2 - 24 Q3 - 24 Floating (<3m) 22% 24 Adj. 39% Fixed 39%

Deposit and Funding Betas - Percentage Change in Cost versus Change in Federal Funds Rate

1Q24

BETAS*	Rates / Costs Cycle Start 4Q21	Prior Year 1Q23	Prior Qtr 4Q23	Current Qtr 1Q24	YoY Chg	BETAS Through the Cycle** Since 12/21	LQ Chg
NOW	0.08%	0.44%	0.69%	**0.75%**	62.0%	12.8%	na
Savings	0.10%	0.86%	2.56%	**2.69%**	366.0%	49.3%	na
MMA	0.26%	2.04%	3.01%	**3.09%**	210.0%	53.9%	na
CDs	0.73%	2.20%	3.76%	**4.13%**	386.0%	64.8%	na
Brokerd CDs	0.16%	4.72%	5.16%	**5.22%**	100.0%	96.4%	na
Total Interest Bearing	0.32%	1.87%	3.12%	**3.28%**	**282.0%**	**56.4%**	**na**
DDA	0.00%	0.00%	0.00%	**0.00%**	0.0%	0.0%	0.0%
Total Deposit Costs	0.23%	1.43%	2.50%	**2.66%**	**246.0%**	**46.3%**	**na**
Borrowings	2.05%	4.45%	4.86%	**5.01%**	112.0%	56.4%	na
Total Funding Costs	0.30%	1.91%	2.79%	**2.99%**	**216.0%**	**51.2%**	**na**
Fed Funds Rate	0.25%	5.00%	5.50%	**5.50%**	**0.50%**	**5.25%**	**0.00%**

* Betas based on reported quarterly cost of funds

** Through the cycle betas reflect the change in cost of funds as a percentage of the change in the Federal Funds Rate with the starting point for the analysis being the quarter ended 12/31/2021. The Federal Funds Rate (upper) was 0.25% at 12/31/2021.

- The Federal Reserve began increasing the Federal Funds rate in March 2022 and **has increased rates 525 basis points through December 2023.**
  - Q1'22: 0.25%
  - Q2'22: 1.25%
  - Q3'22: 1.50%
  - Q4'22: 1.25%
  - Q1'23: 0.50%
  - Q2'23: 0.25%
  - Q3'23: 0.25%
  - Q4'23: 0.00%
  - **Q1'24: 0.00%**

***Betas reflect the change in quarterly funding costs as a percentage of the change in the targeted Federal Funds Rate over the same period.**

BROOKLINE BANCORP

25